SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   SCHEDULE 14c INFORMATION STATEMENT PURSUANT
                        TO SECTION 14c OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]     Preliminary Information Statement
[ ]     Confidential, Use of the Commission Only
         (as permitted by Rule 14c-5(d) (2)) Statement
[X]     Definitive Information Statement
[ ]     Definitive Additional Materials

                                 KINAM GOLD INC.
          -------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                  May 22, 2001

                                 KINAM GOLD INC.

You are cordially invited to attend a Meeting of Shareholders of Kinam Gold Inc. (the "Company"), which will be held on May 22, 2001, at 9:30 a.m., at the Main Boardroom, 52nd Floor, Scotia Plaza, 40 King Street West, Toronto, Ontario, M5H 3Y2 (the "Meeting"), for the following purposes, which are more fully described in the Information Statement purposes, which are more fully described in the Information Statement accompanying this Notice:

(i)      To elect directors;

(ii) Change of the state of incorporation of the Company from Delaware to Nevada;

(iii)    Appoint Deloitte & Touche LLP as independent auditors; and

(iv) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 18, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Meeting in person.

                                              By Order of the Board of Directors

                                              /s/ Shelley M. Riley
                                              --------------------
                                              Shelley M. Riley
                                              Secretary

April 24, 2001

                                 KINAM GOLD INC.
                             185 SOUTH STATE STREET
                                    SUITE 820
                              SALT LAKE CITY, UTAH
                                      84111

                             INFORMATION STATEMENT

                   Annual and Special Meeting of Shareholders

                                  May 22, 2001

This Information Statement is being furnished by Kinam Gold Inc., a Delaware corporation (the "Company"), to the holders of the Company's Common shares (the "Common Stock") and the $3.75 Series B Convertible Preferred Stock (the "Preferred Stock"), in connection with an Annual and Special Meeting of Shareholders to:

a)       elect directors;
b) change of the state of incorporation of the Company from Delaware to Nevada; and
c)       appoint Deloitte & Touche LLP as independent auditors.

This Information Statement and the Notice of Annual and Special Meeting of Shareholders are first being mailed to shareholders of the Company on or about April 27, 2001.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company will bear all costs and expenses relating to preparing, printing and mailing to shareholders this Information Statement and accompanying materials. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners to forward the materials to the beneficial holders and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Record Date

The Board has fixed the close of business on April 18, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual and Special Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 92,213,988 shares of Common Stock and 1,840,000 shares of Preferred Stock. The Common Stock and Preferred Stock are voted together as a single class. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual and Special Meeting. The holders of record of the shares of Preferred Stock on the Record Date are entitled to cast 1.4 votes per share on each matter submitted to a vote at the Annual and Special Meeting. Accordingly, 92,213,988 Common Stock votes and 2,576,000 Preferred Stock votes are entitled to be cast on each matter submitted to a vote at the Annual and Special Meeting if the holders have provided a proxy with respect to their shares or are in attendance at the meeting.

Required Vote

A majority of the outstanding shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual and Special Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Delaware corporate law and the certificate of incorporation and bylaws of the Company, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of directors, the five nominees receiving the highest number of votes will be elected. For approval of the change of the state of incorporation and the appointment of the independent auditor, the votes cast in favor of each such proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted for against any matter considered at the Annual and Special Meeting.

All of the issued and outstanding Common Stock is held by Kinross Gold USA, Inc., a wholly-owned subsidiary of Kinross Gold Corporation (collectively, "Kinross"). Kinross has indicated its intent to vote all of its shares in favor of management's proposals. Accordingly, no further votes are required to approve these proposals and the Company is not soliciting proxies. All of the stockholders are invited to attend the Annual and Special Meeting and to vote their shares in person.

Pursuant to the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting shares in connection with the Annual and Special Meeting, even if proxies are not being solicited. This Information Statement is provided to the holders of the Preferred Stock in compliance with the requirements of the Exchange Act.

The Preferred Stock is traded on The New York Stock Exchange (the "NYSE") under the symbol "KGCPrB".

OTHER THAN DULY AUTHORIZED OFFICERS OF THE COMPANY, NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THE DELIVERY OF THIS INFORMATION STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCE CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF, OR THAT THE INFORMATION CONTAINED OR INCORPORATED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                       -----------------------------------

             THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER
                 TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY
                           SECURITIES OF THE COMPANY.

                       -----------------------------------

            The date of this Information Statement is April 24, 2001.

ELECTION OF DIRECTORS

Nominees for Election as Directors

At the Annual and Special Meeting, five directors of the Company (constituting the entire Board) are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company. If any of the nominees should be unavailable to serve, which is not now anticipated, the shares of Common Stock held by Kinross will be voted for such other persons as shall be designated by the present Board. The five nominees receiving the highest number of votes at the Annual and Special Meeting will be elected.

          Name               Age            Position              Director Since
-------------------------  --------   ---------------------    -----------------
John A. Brough               54       Director                         1998
Arthur H. Ditto              60       Director, President              1998
John M.H. Huxley             55       Director                         1998
Cameron A. Mingay            48       Director                         2001
Brian W. Penny               38       Director, Treasurer              1998

Committees and Meetings

The Board has formed a standing Audit Committee, the current members of which are John A. Brough, Cameron A. Mingay, and John M.H. Huxley. During the year ended December 31, 2000, the members of the Audit Committee were John A. Brough, John M.H. Huxley, and John W. Ivany. The Audit Committee held four meetings during the year ending December 31, 2000. The Audit Committee's functions include the recommendation of the Company's independent auditor, and the review of the Company's internal accounting and financial practices and controls and all services performed by the Company's independent auditor.

The Board also has formed a standing Benefits Committee comprised solely of directors, the members of which are Arthur H. Ditto, Cameron A. Mingay and Brian
W. Penny. The Benefits Committee did not meet during the year ended December 31, 2000. The Benefits Committee's functions include direction and oversight of the Company's tax qualified and welfare benefit plans.

During the fiscal year ending December 31, 2000, there was one meeting held by the Board.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Directors

John A. Brough has served as a director of the Company since June 1998. Mr. Brough has been President of Torwest Inc. since February 1998, prior to which he was Executive Vice-President and Chief Financial Officer of iStar Internet Inc. From February 1996 to February 1998, Mr. Brough was Senior Vice-President and Chief Financial Officer of Markborough Properties Inc. Mr. Brough has been a director of Kinross, the corporate parent of the Company, since January 1994. Mr. Brough is a director of Torwest Inc. and Windsor Properties Inc. Mr. Brough resides in Vero Beach, Florida.

Arthur H. Ditto has served as a director of the Company since June 1998. Mr. Ditto has been the President and Chief Operating Officer of Kinross, the corporate parent of the Company, since May 1993. Mr. Ditto is also a director of E-Crete Products, Inc. and Montana Tech Foundation. Mr. Ditto resides in North York, Ontario.

John M.H. Huxley has served as a director of the Company since June 1998. Mr. Huxley has been a Principal of Algonquin Power Corporation Inc. since January 1990. Mr. Huxley has been a director of Kinross, the corporate parent of the Company, since May 1993. Mr. Huxley resides in Toronto, Ontario.

Cameron A. Mingay has served as a director of the Company since March 2001. Mr. Mingay has been a Partner with Cassels, Brock & Blackwell, outside legal counsel to Kinross and the Company, since June, 1999. Prior to June, 1999 Mr. Mingay was a partner with Smith, Lyons. Mr. Mingay resides in Toronto, Ontario.

Brian W. Penny has served as a director of the Company since June 1998. Mr. Penny has been the Vice-President, Finance and Chief Financial Officer of Kinross, the corporate parent of the Company, since May 1993. Mr. Penny resides in Markham, Ontario.

Executive Officers

The Company's executive officers are also officers of the Company's corporate parent, Kinross, and other Kinross subsidiaries. Consequently, they do not spend their full business time on the affairs of the Company. The compensation of the Company's officers is determined and paid by Kinross for all services rendered to Kinross and its subsidiaries.

The names, ages and position of all executive officers of the Company are as follows:

          Name                 Age            Office
-------------------------    --------    ------------------
Arthur H. Ditto                60           President
John W. Ivany                  56           Vice-President
Robert W. Schafer              47           Vice-President
Brian W. Penny                 38           Treasurer
Shelley M. Riley               44           Secretary

Arthur H. Ditto has been the President of the Company since June 1998. Since May 1993, Mr. Ditto has been the President and Chief Operating Officer of Kinross, the corporate parent of the Company. Prior to joining Kinross, Mr. Ditto was the President and Chief Executive Officer of Plexus Resources Corporation. Mr. Ditto is also a director of E-Crete Products, Inc. and Montana Tech Foundation.

John W. Ivany has been Vice President of the Company since March 2001. Mr. Ivany also served as a director of the Company from June 1998 to March 2001. Mr. Ivany has been Executive Vice-President of Kinross, the corporate parent of the Company, since July 1995. Mr. Ivany resides in Toronto, Ontario.

Robert W. Schafer has been the Vice-President of the Company since June 1998. Since July 1996, Mr. Schafer has been the Vice-President, Exploration of Kinross, the corporate parent of the Company. Prior to joining Kinross he was the Regional Manager, Western U.S. Exploration of BHP Minerals International Exploration Inc., a natural resource Company.

Brian W. Penny has been the Treasurer of the Company since June 1998. Since May 1993, Mr. Penny has been the Vice-President, Finance and Chief Financial Officer of Kinross, the corporate parent of the Company.

Shelley M. Riley has been the Secretary of the Company since June 1998. Since June 1993, Ms. Riley has been the Corporate Secretary of Kinross, the corporate parent of the Company.

Compensation of Directors

The Board of Directors of the Company receives no compensation for acting as directors of the Company. Each of the directors, other than Mr. Penny, is also a director of Kinross, which pays each Kinross director who is not a salaried employee of Kinross, Cdn. $15,000 per annum for his services as a director. Directors of Kinross are also entitled to a fee of Cdn. $1,250 for attendance at meetings of the Board of Directors of Kinross. In addition, directors are reimbursed for their expenses. Additionally, members of Kinross' Audit Compensation, Corporate Governance, and Environmental Committees receive a fee of Cdn. $1,250 per meeting and the Chairman of each of these committees receives Cdn. $2,000 for acting in this capacity.

Each Kinross director who is not a salaried employee of Kinross also receives stock options under Kinross Stock Option Plan, the number of such options being determined by the Board of Directors of Kinross. During the year ended December 31, 2000, Messrs. Brough and Huxley were granted options to acquire 40,000 shares of Kinross common stock each at $2.00 per share and 50,000 shares of Kinross common stock each at $1.10 per share. These options have a term of five years. The compensation of directors by Kinross is for the services rendered to Kinross and its subsidiaries, including the Company.

Executive Compensation

The Company does not compensate its executive officers. Each of the officers of the Company is also an officer of Kinross, the ultimate corporate parent of the Company. The compensation of each of these individuals is set by Kinross and is paid for all services rendered to Kinross and its subsidiaries, including the Company.

The following table sets forth all annual and long-term compensation for services in all capacities paid by Kinross, the corporate parent, for the three fiscal years ended December 31, 2000, in respect of each of the individuals who were, at December 31, 2000, the Company's Chief Executive Officer and the senior executive officers whose total salary exceeded $100,000 (the "Named Executive Officers").

                                       Summary Compensation Table

                            Annual Compensation                      Long-Term Compensation Awards
                       ------------------------------------- ------------------------------------------------
                                                    Other    Restricted Securities
                                                   Annual      Stock    Underlying     LTIP      All Other
Name and Principal     Fiscal   Salary    Bonus     Comp.     Awards     Options/    Payments   Compensation
Position                Year      ($)      ($)       ($)        ($)      Sars (#)       $           ($)
------------------     ------- ---------- ------- ---------- ---------- ----------- ----------- -------------
Arthur H. Ditto         2000    232,183     -         -          -       435,000        -          43,380
President               1999    232,164   92,160      -          -       250,000        -          44,457
                        1998    210,636   100,459     -          -       150,000        -          38,695

Brian W. Penny          2000    161,553   16,830      -       29,680     110,000        -          13,775
Treasurer               1999    161,540   29,616      -          -       100,000        -          15,186
                        1998    137,672   33,715      -          -       100,000        -          12,268

Robert W. Schafer       2000    131,273   12,118      -       10,600     125,000        -          12,676
Vice President          1999    131,251   22,885      -          -        75,000        -          12,305
                        1998    121,657   23,600      -          -       100,000        -          11,400

Option/SAR Grants in the Last Fiscal Year

The Company does not grant options to purchase its equity securities to employees or directors.

The following table sets forth stock options granted by Kinross under its Stock Option Plan during the year ended December 31, 2000, to the Named Executive Officers of the Company. The options are to acquire Kinross common stock and are exercisable with respect to 50% of the shares immediately and 50% on the anniversary of the date of grant. The exercise price is the market value, determined in accordance with Kinross' Stock Option Plan, of the Kinross common stock as of the date of grant.

                                       Option Grants in Last Fiscal Year

                                                        Average            Market Value
                                                    Exercise Price           on Grant          Date of
       Name              Number           %          (Cdn.$/Share)        (Cdn. $/Share)        Expiry
--------------------    ----------    ----------    ----------------     -----------------    -----------
Arthur H. Ditto         435,000         12.06%           $1.10                $1.10           27/07/05

Brian W. Penny          110,000          3.05%           $1.10                $1.10           27/07/05

Robert W. Schafer       125,000          3.32%           $1.10                $1.10           27/07/05

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

There are no outstanding options or other rights to acquire equity stock of the Company.

The following table sets forth details of options, to acquire Kinross common stock that were exercised during the year ended December 31, 2000, and that are held as of December 31, 2000, by each of the Named Executive Officers, including the fiscal year end value of unexercised options on an aggregate basis.

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year End Option Values
                                                                                        Value of Unexercised
                          Common                                                        In-the-Money Options
                          Shares                            Unexercised at Fiscal       at Fiscal Year End
                         Acquired       Aggregate Value            Year End                   ($)(2)
       Name             on Exercise      Realized($)(1)     Exercisable/Unexercisable  Exercisable/Unexercisable
-------------------     ------------    -----------------   -----------------------    -------------------------
Arthur H. Ditto              -                 -               850,833/434,167                   -

Brian W. Penny               -                 -               285,000/155,000                   -

Robert W. Schafer            -                 -               324,167/145,833                   -
-------------------------

(1) Calculated using the closing price for a board lot of Common Shares of Kinross on the Toronto Stock Exchange.
(2) Value of unexercised-in-the-money options calculated using the closing price of Cdn. $0.81 of the Common Shares of Kinross on the Toronto Stock Exchange on December 31, 2000, less the exercise price of in-the-money stock options.

Pension Plans

Canada. In 1997, Kinross, the corporate parent of the Company, established a deferred profit sharing plan and a registered retirement savings plan covering all of the Canadian non-unionized employees of Kinross and its subsidiaries. The deferred profit sharing plan provides for basic contributions by Kinross (which cannot be less than 4% of the member's compensation). In addition, there is an annual profit sharing contribution based on Kinross' financial performance. Kinross contributed an aggregate of $38,474 to the deferred profit sharing plan on behalf of the Named Executive Officers of the Company during the year ended December 31, 2000.

The registered retirement savings plan is available to all non-unionized Canadian employees and allows for the minimum contribution of Cdn. $60 per month with Kinross matching 100% of this amount with any additional contributions being matched by 50% up to a maximum of Cdn. $30. Kinross contributed $1,454 to the registered retirement savings plan on behalf of each of Messrs. Ditto, Schafer, and Penny during the year ended December 31, 2000.

United States. Kinross' subsidiary, Kinross Gold U.S.A., Inc., has various pension plans in which one executive officer is eligible to participate. Kinross is required to make certain contributions to the pension plans on behalf of Arthur H. Ditto.

Employees are allowed to make contributions to the 401(k) Savings Plan from salary deductions each year subject to certain limitations. Kinross has in past years made matching contributions of 50% of each employee's contributions, but subject to a maximum contribution of 3% of the employee's annual compensation. Employees are always fully vested in their own salary deferral contributions and become fully vested (in 33-1/3% increments) in any contribution by Kinross after three years. Participants are allowed to direct the investment of their account within a group of designated investment funds. Kinross contributed $4,219 to the 401(k) Savings Plan on behalf of Arthur H. Ditto during the year ended December 31, 2000.

Kinross established a defined contribution money purchase plan (the "Money Purchase Plan") in which substantially all of the employees in the United States participate. The Money Purchase Plan is funded entirely by Kinross. Kinross contributed 5% of the employees' annual wages to this plan. Kinross is required to make contributions to this plan such that no unfunded pension benefit obligations exist. Participants are allowed to direct the investment of the pension plan account balances. Kinross contributed $7,031 to the Money Purchase Plan on behalf of Arthur H. Ditto during the year ended December 31, 2000.

Employment Contracts

Kinross has entered into a severance agreement with each of the Named Executive Officers. Each of the severance agreements provides for a severance payment equal to 2 (in the case of Messrs. Schafer and Penny) or 2.5 (in the case of Mr. Ditto multiplied by the sum of the Named Executive Officer's annual compensation (annual base salary and benefits) and target bonus. In the case of Mr. Ditto, the severance payment is paid to the Named Executive Officer following a change of control of Kinross, at the option of the Named Executive Officer. In the case of Messrs. Schafer, and Penny, the severance is paid to the Named Executive Officer if a triggering event occurs following a change of control. A triggering event includes: (i) an adverse change in the employment terms of the executive;
(ii) a diminution of the title of the executive; (iii) a change in the person to whom the executive reports (subject to certain exceptions); and (iv) a change in the location at which the executive is required to work (subject to certain exceptions). The severance amount is payable at the option of Messrs. Schafer and Penny provided the exercise of such option occurs within 18 months following the change of control and within 6 months of the triggering event.

Other than as described above, Kinross (and its subsidiaries) have no employment contracts in place with the Named Executive Officers and no compensatory plans or arrangements with respect to the Named Executive Officers that results or will result from the resignation, retirement, or any other termination of employment of such officers' employment with Kinross (and its subsidiaries), from a change of control of Kinross (and its subsidiaries) or a change in the Named Executive Officers' responsibilities following a change of control.

Compensation Committee Interlocks and Insider Participation

The Company presently does not have a Compensation Committee.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The Securities and Exchange Commission's ("SEC") rules addressing disclosure of executive compensation in Annual Reports on Form 10-K require the compensation committee of the board of directors of the Company to include in this Annual Report on Form 10-K a report from such committee addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of each of the Company's Chief Executive Officer during such fiscal year, Arthur H. Ditto, and (c) any relationship between such compensation and the Company's performance, or where no compensation committee of the board of directors exists, as has been the case with the Company since June 1, 1999, the rules require that such report come from the entire board of directors.

Prior to June 1, 1998, the Company's executive compensation program was administered by the Compensation Committee of the Board of Directors, which was responsible for establishing the policies governing the Company's compensation program and the amount of compensation for each of the Company's independent directors and had oversight responsibility for all executive compensation and executive benefit programs of the Company.

Current Policy

As of June 1, 1998, the Company ceased paying all forms of compensation and reimbursement of compensation paid by third parties, including the accrual of benefits and the granting of awards under employee benefit plans maintained by the Company, to its executive officers, including the Company's Chief Executive Officer. The compensation of the Company's officers is fixed by its corporate parent, Kinross, and is paid to the officers by Kinross for all services they render to Kinross and its subsidiaries, including those services rendered to the Company. The Board of Directors does not currently anticipate a change in this policy.

Respectfully submitted,

JOHN A. BROUGH
ARTHUR H. DITTO
JOHN M.H. HUXLEY
CAMERON A. MINGAY
BRIAN W. PENNY

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company (the "Audit Committee") was composed of three directors, two of whom are independent, during fiscal year 2000. It operates under a written charter adopted by the Board of Directors in June, 2000, a copy of which is attached as Appendix A. The members of the Audit Committee for fiscal year 2000 were John A. Brough, John M.H. Huxley, and John W. Ivany. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those audited financial statements in accordance with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

Review With Management

The Audit Committee has met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussion with Independent Auditors

The Audit Committee has reviewed and discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (SAS 61--Communications with Audit Committees), as amended, relating to the auditors' judgment about the quality of the Company's accounting principles, judgments and estimates, as applied in its financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the auditors' independence from the Company, and has discussed with the independent auditors their independence from management and the Company. The Audit Committee has also considered the compatibility of non-audit services with the auditors' independence.

Conclusion

Based on the Audit Committee's discussion with management and the independent auditors, the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Respectfully submitted,

JOHN A. BROUGH
JOHN M.H. HUXLEY
CAMERON A. MINGAY

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total shareholder return on the Common Stock, calculated on a dividend reinvested basis, from December 31, 1996 through May 31, 1998, compared with the S&P 500 Index and the U.S. Gold and Silver Index (XAU). After May 31, 1998 there was no public market for the Common Stock.

                             CUMULATIVE TOTAL RETURN
                          BASED ON INVESTMENT OF $1.00
                     FROM DECEMBER 31, 1994 TO MAY 31, 1998

                  Kinam    XAU      S&P500
                  -----    ---      ------
31-Dec-96         1.06     1.07       1.61
31-Dec-97         0.39     0.68       2.11
31-May-98         0.53     0.68       2.38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Of Directors And Executive Officers

As of December 31, 2000, the following table sets forth the amount of all equity securities of the Company that are beneficially owned by each director of the Company, each of the executive officers named in the Summary Compensation Table above, and all directors and executive officers of the Company as a group. The table segregates shares held from those beneficially owned through ownership of options to purchase shares of Common Stock. A person is considered to "beneficially own" any shares (i) over which such person exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (e.g., through the exercise of stock options). Unless otherwise indicated, each person has sole voting and investment power with respect to the shares set forth opposite his or her name.

                                 Number of Shares          Number of Shares
                                  of the Company            of the Company
          Directors             Common Stock(1)(2)     Series B Preferred Stock
--------------------------    ---------------------   -------------------------
Arthur H. Ditto                         NIL                      NIL
Brian W. Penny                          NIL                      NIL
John M.H. Huxley                        NIL                      NIL
Cameron A. Mingay                       NIL                      NIL
John A. Brough                          NIL                      NIL

Named Executive Officers
------------------------
Arthur H. Ditto                         NIL                      NIL
Robert W. Schafer                       NIL                      NIL
Brian W. Penny                          NIL                      NIL
All directors, executive
officers as a group (7                  NIL                      NIL
persons)(1)

(1) All are directors or officers of Kinross Gold Corporation which holds 100% of the 92,213,988 outstanding common shares of the Company.

Security Ownership Of Certain Beneficial Owners

As of December 31, 2000, the following is, to the knowledge of the Company, the only person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is a beneficial owner of more than five percent of the stock of the Company registered under the Securities Exchange Act of 1934, as amended, and publicly traded, which is the $3.75 Series B Convertible Preferred Stock:

                                Name and address                  Amount and nature           Percent
 Title of Class               of beneficial owner              of beneficial ownership       of Class
------------------    -------------------------------------   --------------------------    ------------
Preferred             Franklin Resources Inc.(1)                       800,000                43.48%
                      777 Mariners Island Blvd.
                      San Mateo, CA 94404

CHANGE OF CORPORATE DOMICILE

The Company intends to effect a change of its state of incorporation from the state of Delaware to the state of Nevada for the purpose of reducing its overhead costs and simplifying its corporate administration. The Company believes that by adopting the same corporate law regime as its parent company, Kinross Gold U.S.A. Inc., with which the Company shares offices in Salt Lake City and utilizing the same administrative and legal resources as its parent, there will be cost savings. In addition, the Company will be able to reduce its annual state franchise fees since the Company will pay an annual fee of less than $500 in Nevada compared to an annual fee of $150,000 to which it is currently subject to in the state of Delaware.

The Company does not propose to change the rights of the holders of either its common or preferred stock in connection with this change. Holders of the $3.75 Series B Convertible Preferred Stock will receive shares of $3.75 Series B Convertible Preferred Stock in the Nevada corporation with the same rights, privileges, and preferences as they currently have.

The change in the state of incorporation will be accomplished by creating a newly-formed Nevada corporation to merge with the existing Delaware corporation. The Nevada corporation will be the surviving entity and will have all of the assets, rights, and liabilities of the old Delaware corporation. The name of the surviving corporation will be Kinam Gold Inc. and it will be governed by the articles of incorporation and bylaws of the Nevada corporation. A copy of these documents is attached as Appendix B and C, respectively. On consummation of the merger, the rights of the Company's shareholders will be governed by Nevada corporate law. There are certain differences between Nevada corporate law and Delaware corporate law, the most material of which are briefly summarized below.

Governing Instruments

Liability and Indemnification of Directors and Officers

The Delaware certificate of incorporation provides that directors shall not be liable to the corporation, except for a breach of loyalty to the corporation, acts or omissions not in good faith, involving intentional misconduct, or in knowing violation of the law, dividends paid in violation of Delaware corporate law, or for a transaction from which the director derived an improper personal benefit. Nevada corporate law permits limiting the liability of both directors and officers to the corporation to those circumstances in which the director or officer engaged in intentional fraud, misconduct, or a knowing violation of law or the payment of dividends in violation of the requirements of Nevada corporate law. Consequently, Nevada will have a broader limitation of liability, with less parties remaining potentially liable to the Company.

Both the Delaware and Nevada bylaws provide for mandatory indemnification of directors and officers involved in a threatened or pending proceeding as a result of their position with the corporation so long as the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. Further, the governing instruments both provide for the payment of expenses in advance by the corporation on receipt of an undertaking from the indemnified individual to repay the advances in the event he or she is ultimately determined not to be entitled to indemnification.

Governing Corporate Law

Although the corporate statutes of Nevada and Delaware are substantially similar, some differences exist. The material differences, in the judgment of the management of Kinam Gold, are summarized below. This following summary discusses differences most likely to affect stockholders and is not a complete discussion of, and is qualified in its entirety by reference to, the Nevada Revised Business Corporation Act and the Delaware General Corporation Law.

Removal of Directors

Delaware corporate law provides for the removal of directors, with or without cause, by a vote of a majority of the stock then entitled to vote at an election of directors, except (i) the stockholders may remove directors only for cause where the board is classified, unless the certificate of incorporation provides otherwise; and (ii) where the corporation provides for cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such removal would be sufficient to elect the director. Nevada corporate law, however, provides that a director can be removed by a vote of stockholders representing not less than two-thirds of the voting power of the stock entitled to voting power. Consequently, it will be more difficult for stockholders to remove a director of the Company.

Restrictions on Business Combinations

Both Delaware and Nevada have provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 67% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. The Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. Delaware corporations may opt-out of these provisions, and the Company had previously elected to do so.

Nevada law regulates business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholder satisfies the fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. The Nevada articles of incorporation contain such an opt-out provision.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provisions excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Nevada articles of incorporation limit the liability of directors, officers, employees, and agents to the fullest extent permitted. Therefore, the Company will have a broader limitation on liability, and fewer parties will remain potentially liable to the Company.

Dividends

Delaware is more restrictive than Nevada with respect to when dividends may be paid. Under the Delaware corporate law, unless otherwise provided in the certificate of incorporation, a corporation may declare dividends, out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem its shares only out of surplus.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders. Consequently, the Company will have greater discretion in making distributions.

Actions by Written Consent of Stockholders

Both Nevada and Delaware law provide that, unless the charter provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting stock was present and voted consents to the action in writing. Neither the Delaware certificate of incorporation nor the Nevada articles of incorporation of the combined company limit stockholder action by written consent. Delaware requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada, however, does not require any notice of corporate action without a meeting to be given to stockholders who did not consent in writing.

Unless the certificate of incorporation provides otherwise, Delaware law allows stockholders to act by written consent to elect directors. However, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and filled by such action. Nevada only requires the written consent of holders of outstanding stock having at least the minimum number of votes that would be necessary to elect the directors at a meeting at which all voting stock was present. Therefore, there will be fewer restrictions on the ability of shareholders of the combined company to elect directors by written consent without a meeting.

Dissenters' Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in listed major corporate transactions such as mergers and consolidations are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement of the parties or by a court), in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation; provided that, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either: (i) listed on a national security exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (the "NASD"); or (ii) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (i) or
(ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing. No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of consummation of a plan of merger or plan of exchange in which the corporation is a party and, to the extent that the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares any corporate action taken pursuant to a vote of the stockholders. As with Delaware law, Nevada law provides an exception to dissenters' rights. Holders of securities (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD; or (ii) held by more than 2,000 stockholders of record are generally not entitled to dissenters' rights. However, unlike Delaware, Nevada does not have restrictions on the consideration received by stockholders and therefore the availability of appraisal rights is more limited under Nevada law.

Stockholder Inspection Rights

Delaware law grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

Nevada law provides the right to inspect the corporation's financial records only for a stockholder who (i) owns at least 15% of the corporation's issued and outstanding shares; or (ii) has been authorized in writing by the holders of at least 15% of the issued and outstanding shares. To inspect the corporation's stock ledger, the stockholder must have been a stockholder of record for six months prior to demanding inspection. Consequently, the right of stockholders to inspect the company records will be considerably more difficult under Nevada law.

Appointment of Receivers

Both Delaware and Nevada allow for stockholders to apply for the appointment of a receiver by a court where the corporation is insolvent. Delaware allows any stockholder, regardless of his or her proportionate stock ownership interest, to apply for such an appointment where the corporation is insolvent. Nevada allows stockholders owning at least ten percent (10%) or more of the outstanding stock entitled to vote to petition for the appointment of a receiver where (i) the corporation is insolvent, (ii) the corporation suspends its ordinary business for want of money to carry on the business, or (iii) if its business has been and is being conducted at a great loss and greatly prejudicial to the interests of its creditors or stockholders.

In addition, Nevada law allows any shareholder, regardless of his or her proportionate stock ownership interest, to apply for the appointment of a custodian or, if the corporation is insolvent, receiver where (i) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting management of the affairs of the corporation that a required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or (ii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets when required under Nevada law.

APPOINTMENT OF AUDITOR

The Audit Committee has recommended, and the Board has selected, the firm of Deloitte & Touche LLP of Toronto, Ontario, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, subject to ratification by shareholders. Deloitte & Touche was appointed as auditors of the Company on June 1, 1998. The Board of Directors recommends that shareholders vote for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditor.

Audit Fees

Fees billed to the Company by Deloitte & Touche LLP during fiscal year 2000 for the last annual audit were $27,000. Fees billed to the Company by Price Waterhouse Coopers during fiscal year 2000 for the last annual audit were $147,867. All other fees billed to the Company by Price Waterhouse Coopers during the fiscal year 2000 were $7,124.

OTHER MATTERS

As of the date of this Information Statement, the Board knows of no other matters to be presented for action at the Annual Meeting. However, if any proxies in the accompanying from will vote on such business in accordance with their best judgment.

Proposals by the shareholders of the Company to be presented at the next annual meeting of shareholders of the Company must be received by the Company at least 120 days prior to the anniversary of the date of this information statement. The proponent must be a shareholder entitled to vote at the next annual meeting. The Company may refuse to include any shareholder proposal in the management information circular for the meeting in the event that: (i) the proposal is not submitted to the Company within the requisite time specified herein; (ii) the proposal is submitted primarily for the purpose of enforcing a personal claim or redressing a personal grievance against the Company or any of its officers, directors or security holders, or for a purpose not related in any significant way to the business or affairs of the Company; (iii) The Company, at the shareholders' request, included a proposal in an information statement relating to a meeting of shareholders held within two years preceding receipt of the request, and the shareholder failed to present the proposal at the meeting; or
(iv) substantially the same proposal was submitted to shareholders with respect to a meeting of shareholders held within three years preceding receipt of the shareholders' request and the proposal did not receive the level of support specified in the proxy rules adopted by the SEC was defeated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and related rules require our directors and executive officers to file reports of beneficial ownership and changes of beneficial ownership with the Securities and Exchange Commission and with the Company. After reviewing the reports filed by the directors and executive officers, we believe that the directors and executive officers filed all of the reports they were required to file in 2000.

ADDITIONAL INFORMATION

The Company will provide without charge to any person receiving this information statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Shelley M. Riley, Secretary of the Company, at 52nd Floor, 40 King Street West, Toronto, Ontario M5H 3Y2.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Shelley M. Riley
                                          --------------------
                                          Shelley M. Riley
                                          Corporate Secretary

TORONTO, ONTARIO
APRIL 24, 2001

                                                                      APPENDIX A

                                 Kinam Gold Inc.
                             Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Kinam Gold Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

* Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

* Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

* Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

* Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the 10-K).

* Isssuing annually a report to the included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

* Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

* Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

*    Review and approve audit fees.

* Discussing with management and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

* Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                                      APPENDIX B

                            ARTICLES OF INCORPORATION
                                       OF
                               KINAM MERGER CORP.
                        [To be changed to Kinam Gold Inc.
                   on completion of change of domicile merger]


         I, the undersigned natural person of the age of 21 or more, acting as incorporator of a corporation under the Revised Statutes of Nevada (the "Statutes"), adopt the following articles of incorporation for such corporation:

                                    ARTICLE 1

     The name of the corporation is Kinam Merger Corp. (hereinafter, the "Corporation").

                                    ARTICLE 2

         The address of the Corporation's initial resident office is 6100 Neil Road, Suite 500, Reno, Nevada 89511. The name of its initial resident agent at such address is The Corporation Trust Company of Nevada.

                                    ARTICLE 3

         The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Statutes.

                                    ARTICLE 4

         The  total  number  of  shares  of  all  classes  of  stock  which  the
Corporation shall have authority to issue is two hundred ten million (210,000,000), of which ten million (10,000,000) shares shall be shares of Preferred Stock (hereinafter referred to as the "Preferred Stock"), par value of one dollar ($1.00) per share, and two hundred million (200,000,000) shares shall be shares of Common Stock (hereinafter referred to as the "Common Stock"), par value of one cent ($0.01) per share.

         A statement of the designations of the authorized classes of Preferred Stock or of any series thereof, and the powers, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations and other terms not fixed by these Articles of Incorporation, is as follows:

         A.       Preferred Stock.

                  (1) The  Preferred  Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

                           (a) The distinctive  designation and number of shares
                  comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

                           (b) The dividend  rate of such series (which may be a
                  floating or fixed rate or rates and which may be determined by formula or formulas), the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or any other series of the same class, and whether dividends shall be cumulative or non-cumulative;

                           (c) The  conditions  upon  which  the  shares of such
                  series shall be subject to redemption by the Corporation and the times, prices, and other terms and provision upon which the shares of the series may be redeemed;

                           (d) Whether or not the shares of the series  shall be
                  subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                           (e) Whether or not the shares of the series  shall be
                  convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

                           (f) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                           (g) The  rights of the  shares  of the  series in the
                  event of voluntary or involuntary liquidation, dissolution, or upon the distribution of assets of the Corporation; and

                           (h) Any  other  powers,  preferences,  and  relative,
                  participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

                  (2) The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rate or rates fixed by the Board of Directors for such series, or determined in the manner prescribed in the resolution or resolutions by the Board of Directors creating such series, and no more, before any dividends, other than dividends payable in Common Stock, shall be declared and paid, or set apart for payment, on the Common Stock with respect to the same dividend period.

                  (3) Whenever, at any time, dividends on the then outstanding Preferred Stock as may be required with respect to any series outstanding shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for any series of Preferred Stock, the Board of Directors may, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock, declare and pay dividends on the Common Stock, and the holders of shares of the Preferred Stock shall not be entitled to share therein.

                  (4) The holders of shares of the Preferred Stock of each series shall be entitled upon liquidation or dissolution or upon the distribution of the assets of the Corporation to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid in full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all assets of the Corporation then remaining.

         B.       Common Stock.

                  (1) At all meetings of the stockholders of the Corporation, the holders of shares of the Common Stock shall be entitled to one vote for each share of Common Stock held by them. Except as otherwise provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock or by the Statutes, the holders of shares of the Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meeting and the exclusive power to vote.

         C. $3.75 Series B Convertible Preferred Stock. A series of the Preferred Stock, par value $1.00 per share, of the Corporation is hereby created, consisting of 1,840,000 shares, with the designations, powers, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, of the shares of such series as follows:

                  (1) Designation, Number of Shares, and Rank. The designation of such series shall be "$3.75 Series B Convertible Preferred Stock" (hereinafter referred to as the "Series B Convertible Preferred Stock"). Each share of Series B Convertible Preferred Stock shall be identical in all respects with the other shares of Series B Convertible Preferred Stock.

                  All shares of Series B Convertible Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Common Stock.

                  (2) Dividends. The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors of the Corporation, but only out of funds legally available therefore, dividends at the annual rate of $3.75 per share, and no more, which shall be fully cumulative, shall accrue without interest from the date of first issuance, and shall be payable in cash in equal quarterly installments on August 15, November 15, February 15, and May 15 of each year (except that if any such date is not a business day, then such dividend shall be payable on the next succeeding business day) (each, a "Dividend Payment Date"), to stockholders of record as they appear on the stock transfer books of the Corporation on such record dates, not more than 60 nor less than 10 days preceding such Dividend Payment Date, as are fixed by the Board of Directors of the Corporation. For the purposes hereof, the term "business day" shall mean each Monday, Tuesday, Wednesday, Thursday, or Friday which is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York. Dividends shall initially accrue on the Series B Convertible Preferred Stock beginning with the quarterly payment due August 15, 2000. Subject to the next paragraph of this Section 2, dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. The amount of dividends payable per share of Series B Convertible Preferred Stock for each quarterly dividend period shall be computed by dividing the annual amount by four. The amount of dividends payable on the Series B Convertible Preferred Stock for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of shares of Series B Convertible Preferred Stock shall not be entitled to any dividend whether payable in cash, property, or stock, in excess of the full cumulative dividends on such shares of Series B Convertible Preferred Stock.

                  On each Dividend  Payment Date, all dividends which shall have
         accrued  on  each  share  of  Series  B  Convertible   Preferred  Stock
         outstanding on such Dividend Payment Date shall accumulate and be deemed to become "due" whether or not declared and whether or not there shall be funds legally available for the payment thereof. Any dividend which shall not be paid on the Dividend Payment Date on which it shall become due shall be deemed to be "past due" until such dividend shall be paid or until the share of Series B Convertible Preferred Stock with respect to which such dividend became due shall no longer be outstanding, whichever is the earlier to occur. No interest or sum of money or other property or securities in lieu of interest shall be payable in respect to any dividend payment or payments which are past due. Dividends paid on shares of Series B Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

                  No dividends or other distributions, other than dividends payable solely in shares of Common Stock, shall be paid, or declared and set apart for payment in respect of, and no purchase, redemption, or other acquisition for any consideration shall be made by the Corporation of and no sinking fund or other analogous fund payments shall be made in respect of any shares of Common Stock or other capital stock of the Corporation ranking junior as to dividends or as to liquidation rights to the Series B Convertible Preferred Stock (the "Junior Dividend Stock") unless and until all accrued and unpaid dividends on the Series B Convertible Preferred Stock, including the full dividend for the then current dividend period, shall have been paid or declared and set apart for payment and the Corporation is not in default in respect of the optional redemption of any shares of Series B Convertible Preferred Stock.

                  No dividends or other distributions shall be paid or declared and set apart for payment and no purchase, redemption, or other acquisition for any consideration shall be made by the Corporation of, and no sinking fund or other analogous fund payments shall be made in respect of, any class or series of the Corporation's capital stock ranking, as to dividends, on a parity with the Series B Convertible Preferred Stock (the "Parity Dividend Stock"), for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series B Convertible Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. No dividends shall be paid or declared and set apart for payment on the Series B Convertible Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full upon the Series B Convertible Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series B Convertible Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series B Convertible Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series B Convertible Preferred Stock and the Parity Dividend Stock bear to each other.

                  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation or any Parity Dividend Stock unless the Corporation could, under this Section 2, purchase or otherwise acquire such shares at such time and in such manner. Any reference to "distribution" contained in this Section 2 shall not be deemed to include any distribution made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

                  (3) Liquidation  Preference.  In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount equal to the dividends accrued and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, and a sum equal to $50.00 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Convertible Preferred Stock (the "Junior Liquidation Stock"). In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series B Convertible Preferred Stock and any other class or series of the Corporation's capital stock which has been or may hereafter be created ranking on a parity as to liquidation rights with the Series B Convertible Preferred Stock (the "Parity Liquidation Stock"), the holders of the Series B Convertible Preferred Stock and the holders of the Parity Liquidation Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation preferences of the shares of Series B Convertible Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation, merger, or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property shall be considered a liquidation, dissolution, or winding up of the Corporation for purposes of this
         Section 3 (unless in connection therewith the liquidation of the Corporation is specifically approved).

                  The holder of any shares of Series B Convertible Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 3 until such holder shall cause to be delivered to the Corporation: (i) the certificate(s) representing such shares of Series B Convertible Preferred Stock, and (ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Series B Convertible Preferred Stock to the Corporation free of any liens or encumbrances thereon or rights of third parties thereto. As in the case of the Redemption Price referred to below, no interest shall accrue on any payment upon liquidation after the due date thereof.

                  (4)      Redemption at the Option of the Corporation.

                           (a) Right of Redemption. Subject to and upon compliance with the provisions of this Section 4, the Corporation, at its option, may at any time redeem the Series B Convertible Preferred Stock, in whole or from time to time in part, on any date on or after _______________, 2001, set by the Board of Directors of the Corporation, at the following redemption prices per share, if redeemed during the 12-month period commencing on August 15, of the year indicated:

                               Years                  Price Per Share
                     ---------------------------    ---------------------
                     2000                           $51.500
                     2001                           $51.125
                     2002                           $50.750
                     2003                           $50.375
                     2004 and thereafter            $50.000

                  plus in each case accrued and unpaid dividends to, but excluding, the date of redemption.

                           In case of the  redemption  of less  than  all of the
                  then outstanding Series B Convertible Preferred Stock, the shares of Series B Convertible Preferred Stock to be redeemed shall be redeemed pro rata or by lot or in such other equitable manner as the Board of Directors of the Corporation reasonably may determine. Notwithstanding the foregoing, the Corporation shall not redeem less than all of the Series B Convertible Preferred Stock at any time outstanding until all dividends accrued and in arrears upon all Series B Convertible Preferred Stock and Parity Dividend Stock then outstanding shall have been paid for all past dividend periods.

                           (b) Manner of Exercise of Redemption Option. In order
                  to exercise its redemption option, the Corporation must give written notice in person or by first class mail, postage prepaid, of such redemption to each holder of record of the shares of Series B Convertible Preferred Stock to be redeemed, at such holder's address as it shall appear upon the stock transfer books of the Corporation not more than 60 days nor less than 30 days prior to the redemption date. Each such notice of redemption shall state, as appropriate: (1) the date fixed for redemption; (2) the number of shares of Series B Convertible Preferred Stock to be redeemed and, if fewer than all of the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the Redemption Price per share of Series B Convertible Preferred Stock; (4) the place or places of payment that payment of the Redemption Price will be made upon presentation and surrender of the certificate or certificates evidencing the shares of Series B Convertible Preferred Stock to be redeemed; (5) that on and after the redemption date, dividends will cease to accrue on such shares; and (6) the then effective Conversion Price pursuant to Section 5 and that the right of holders to convert shall terminate at the close of business on the redemption date (unless the Corporation defaults in the payment of the Redemption Price).

                           Any  notice  that is  delivered  or  mailed as herein
                  provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series B Convertible Preferred Stock receives such notice; and failure to give such notice, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings of the redemption of any other shares of Series B Convertible Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares of Series B Convertible Preferred Stock called for redemption shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price as herein provided. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, cash necessary for the redemption shall be available for such purpose and irrevocably shall have been deposited or set apart, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividend with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares no longer shall be deemed outstanding, the holders thereof shall cease to be holders of Series B Convertible Preferred Stock, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive payment of the Redemption Price as herein provided, without interest, upon surrender of their certificates therefore) shall terminate. Any cash necessary for the redemption of shares of Series B Convertible Preferred Stock shall be deemed to be available therefore for purposes of the preceding sentence and for purposes of Section 7, if, on or before the date fixed for redemption, the Company shall deposit with a bank or trust company that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank that has, a capital surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of the Series B Convertible Preferred Stock and any Parity Dividend Stock so called for redemption. No interest shall accrue for the benefit of the holders of shares of Series B Convertible Preferred Stock to be redeemed on any cash so set apart by the Corporation. Subject to applicable escheat laws, any such cash unclaimed at the end of six years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

                           The  holder of any  shares  of  Series B  Convertible
                  Preferred Stock redeemed upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate or certificates representing such shares of Series B Convertible Preferred Stock redeemed and (ii) transfer instruments satisfactory to the Corporation and sufficient to transfer such shares of Series B Convertible Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Series B Convertible Preferred Stock after its redemption date.

                           In the event that any shares of Series B  Convertible
                  Preferred Stock shall be converted into shares of the Common Stock (the "Kinross Stock") of Kinross Gold Corporation, a Canadian corporation ("Kinross"), pursuant to Section 5, then
                  (i) the Corporation shall not have the right to redeem such shares and (ii) any funds which shall have been deposited for the payment of the Redemption Price for such shares of Series B Convertible Preferred Stock shall be returned to the Corporation immediately after such conversion (subject to declared dividends payable to holders of shares of Series B Convertible Preferred Stock on the record date for such dividends, to the extent set forth in Section 5 hereof, regardless of whether such shares are converted subsequent to such record date and prior to the related Dividend Payment
                  Date).

                           (c) Cash  Payments in Lieu of Fractional  Shares.  No
                  fractional shares of Series B Convertible Preferred Stock shall be issued upon any redemption of Series B Convertible Preferred Stock, but, in lieu thereof, the Corporation shall pay to the holder of such shares an appropriate amount in cash (computed to the nearest cent) based on the value of the shares of Series B Convertible Preferred Stock as determined in good faith by the Corporation's Board of Directors.

                  (5)      Conversion.

                           (a)  Right  of   Conversion.   Subject  to  and  upon
                  compliance with the provisions of this Section 5, each share of Series B Convertible Preferred Stock shall, at the option of the holder thereof, be convertible at any time (unless such share is called for redemption, then to and including but not after 5:00 p.m. (New York City time) on the date fixed for such redemption, unless the Corporation shall default in payment due upon redemption thereof), into that number of fully paid and nonassessable shares of Kinross Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing $50.00 by the Conversion Price (as defined in Section 5(d)) in effect at such time and multiplying the result by .8004. The certificate representing such share so to be converted must be surrendered in the manner provided in Section 5(b).

                           (b) Manner of Exercise of  Conversion  Privilege.  In
                  order to exercise the conversion privilege, the holder of one or more shares of Series B Convertible Preferred Stock to be converted shall surrender such shares at any of the offices or agencies to be maintained for such purpose by the Corporation accompanied by the funds, if any, required by the last paragraph of this Section 5(b) and shall give written notice of conversion in the form provided on such shares of Series B Convertible Preferred Stock (or such other notice as is reasonably acceptable to the Corporation) to the Corporation at such office or agency that the holder elects to convert the shares of Series B Convertible Preferred Stock specified in said notice. Such notice shall also state the name or names, together with address or addresses, in which the certificate or certificates for shares of Kinross Stock which shall be issuable on such conversion shall be issued. Each share of Series B Convertible Preferred Stock surrendered for conversion, unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series B Convertible Preferred stock is registered, shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney. As promptly as practicable after the surrender of such shares of Series B Convertible Preferred Stock and the receipt of such notice, instruments of transfer and funds, if any, as aforesaid, the Corporation shall issue and shall deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Kinross Stock issuable upon the conversion of such shares of Series B Convertible Preferred Stock in accordance with the provisions of this
                  Section 5 and a check or cash in respect of any fractional interest in a share of Kinross Stock arising upon such conversion, as provided in Section 5(c).

                           Each conversion shall be deemed to have been effected
                  immediately prior to the close of business on the business day following the date on which such shares of Series B Convertible Preferred Stock shall have been surrendered and such notice (and any applicable instruments of transfer and any required taxes) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Kinross Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be at the Conversion Price in effect on the close of business on such next succeeding business day upon which such shares of Series B Convertible Preferred Stock shall have been surrendered and such notice received by the Corporation.

                           Any shares of Series B  Convertible  Preferred  Stock
                  surrendered by conversion during the period from the close of business on the record date for any dividend payment to the opening of business on the related Dividend Payment Date (unless such shares of Series B Convertible Preferred Stock shall have been called for redemption on a date in such period) shall be accompanied by payment, in funds acceptable to the Corporation, of an amount equal to the dividend otherwise payable on such Dividend Payment Date. Except as provided for above in this Section, no adjustment shall be made for dividends accrued on any shares of Series B Convertible Preferred Stock converted or for dividends on any shares issued upon the conversion of such shares as provided in this Section.

                           (c) Cash  Payments in Lieu of Fractional  Shares.  No
                  fractional shares or scrip representing fractions of shares of Kinross Stock shall be issued upon conversion of Series B Convertible Preferred Stock. If more than one share of Series B Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Kinross Stock issuable upon conversion thereof shall be computed on the basis of the aggregate of $50.00 for each such share so surrendered. In lieu of any fractional interest in a share of Kinross Stock which would otherwise be deliverable upon the conversion of any share of Series B Convertible Preferred Stock, the Corporation shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the average Closing Price per share of Kinross Stock as calculated for the ten day trading period ending on the fifth trading day prior to the day of conversion multiplied by the fractional interests in a share of Kinross Stock that otherwise would have been deliverable upon conversion of such share.

                           (d) Adjustment of Conversion  Price.  The "Conversion
                  Price" shall mean and be $8.25, subject to adjustment from time to time by the Corporation as follows:

                                    (i) In case Kinross shall (A) pay a dividend
                           or make a distribution on the Kinross Stock in shares of Kinross Stock (other than pursuant to a dividend reinvestment or similar plan), (B) subdivide the outstanding shares of Kinross Stock into a greater number of shares, (C) combine the outstanding shares of Kinross Stock into a smaller number of shares, or
                           (D) issue by reclassification of the Kinross Stock any shares of capital stock of Kinross, then in each such case the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any share of Series B Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Kinross Stock which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision, combination, or reclassification.

                                    (ii) In case  Kinross  shall  issue  rights,
                           options, or warrants to all holders of the outstanding shares of Kinross Stock entitling them to subscribe for or purchase shares of Kinross Stock at a price per share less than the current market price per share (as determined pursuant to subsection (iv) of this Section 5(d)) of the Kinross Stock (other than pursuant to any stock option, restricted stock, or other incentive or benefit plan or stock ownership or purchase plan for the benefit of employees, directors, or officers or any dividend reinvestment plan of Kinross in effect at the time hereof or any other similar plan adopted or implemented hereafter), then with respect to any conversion prior to the expiration of such rights, options, or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights, options, or warrants by a fraction of which the numerator shall be the number of shares of Kinross Stock outstanding on the date of issuance of such rights, options, or warrants (immediately prior to such issuance) plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Kinross Stock outstanding on the date of issuance of such rights, options, or warrants (immediately prior to such issuance) plus the number of additional shares of Kinross Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any rights, options, or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, or warrants; provided, however, in the event that all the shares of Kinross Stock offered for subscription or purchase are not delivered upon the exercise of such rights, options, or warrants, upon the expiration of such rights, options, or warrants the Conversion Price shall be readjusted to the Conversion Price which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Kinross Stock actually delivered upon the exercise of such rights, options, or warrants rather than upon the number of shares of Kinross Stock offered for subscription or purchase. In determining whether any rights, options, or warrants entitled the holders to subscribe for or purchase shares of Kinross Stock at less than such current market price, and in determining the aggregate offering price of such shares of Kinross Stock, there shall be taken into account any consideration received by Kinross for such rights, options, or warrants, the value of such consideration, if other than cash, to be determined by the Audit Committee of the Board of Directors of Kinross (whose reasonable determination shall be conclusive, except for arithmetic errors, and shall be described in a statement filed by Kinross with its stock transfer agent).

                                    (iii) In case Kinross shall,  by dividend or
                           otherwise, distribute to all holders of the outstanding Kinross Stock, evidences of its indebtedness or assets (including securities and cash, but excluding any cash dividend of Kinross paid out of retained earnings and dividends or distributions payable in stock pursuant to a dividend reinvestment or similar plan or for which adjustment is made pursuant to subsection (i) of this Section 5(d)) or rights, options, or warrants to subscribe for or purchase securities of Kinross (excluding those referred to in subsection (ii) of this Section 5(d)), then in each such case, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the current market price per share of the Kinross Stock as determined pursuant to subsection (iv) of this Section 5(d) less the fair market value on such record date (as determined by the Audit Committee of the Board of Directors of Kinross, whose reasonable determination shall be conclusive, except for arithmetic errors, and shall be described in a statement filed by Kinross with its stock transfer agent) of the portion of the capital stock or assets or the evidences of indebtedness or assets so distributed to the holder of one share of Kinross Stock or of such subscription rights, options, or warrants applicable to one share of Kinross Stock, and of which the denominator shall be such current market price per share of Kinross Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                                    (iv)  For  the  purpose  of any  computation
                           under  subsections  (ii) and  (iii)  of this  Section
                           5(d), the current market price per share of Kinross Stock on any date shall be deemed to be the average of the Closing Price for the shorter of (a) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination or (b) the period commencing on the date next succeeding the first public announcement of the issuance of such rights, options, or warrants or such distribution through such last full trading day prior to the Time of Determination. For purposes of the foregoing, the term "Time of Determination" shall mean the time and date of the earlier of (I) the record date for determining stockholders entitled to receive the rights, options, warrants, or distributions referred to in Section 5(d)(ii) and (iii) or (II) the commencement of "ex-dividend" trading on the New York Stock Exchange or such other United States exchange or market on which the Kinross Stock is then listed or admitted for trading.

                                    (v) In any case in which this  Section  5(d)
                           shall require that any adjustment be made immediately following a record date or an effective date, the Corporation may elect to defer (but only until the filing by Kinross with its stock transfer agent of the certificate required by subsection (vii) of this
                           Section 5(d)) issuing to the holder of any share of Series B Convertible Preferred Stock converted after such record date or effective date the shares of Kinross Stock issuable upon such conversion over and above the shares of Kinross Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment, and paying to such holder any amount of cash in lieu of a fractional share.

                                    (vi) No adjustment in the  Conversion  Price
                           shall be required to be made unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subsection (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5(d) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 5(d) to the contrary notwithstanding, the Corporation shall be entitled to make such reduction in the Conversion Price, in addition to those required by this Section 5(d), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution or
                           rights   to   purchase   stock  or   securities,   or
                           distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable to the recipients. Except as set forth in subsections
                           (i), (ii), and (iii) above, the Conversion Price shall not be adjusted for any such event, including, without limitation, the issuance of Kinross Stock, or any securities convertible into or exchangeable for Kinross Stock or carrying the right to purchase any of the foregoing, in exchange for cash, property, or services.

                                    (vii)  Whenever  the  Conversion   Price  is
                           adjusted as herein provided, (A) the Corporation promptly shall file with its stock transfer agent a certificate setting forth the Conversion Price after such adjustment and a brief statement of the facts requiring such adjustment and the manner of computing the same, which certificate shall be conclusive evidence of the correctness of such adjustment, except for arithmetic errors, and (B) the Corporation also shall deliver or mail, or cause to be delivered or mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Series B Convertible Preferred Stock a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price. The stock transfer agent shall not be under any duty or responsibility with respect to the certificate required by this subsection (vii) except to exhibit the same to any holder of shares of Series B Convertible Preferred Stock who requests to inspect it.

                                    (viii) In the event  that at any time,  as a
                           result of an  adjustment  made pursuant to subsection
                           (i) of this Section 5(d), the holder of any share of Series B Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares other than shares of Kinross Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any share of Series B Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Kinross Stock contained in this Section.

                                    (ix) The  Corporation  from time to time may
                           decrease the Conversion Price by any amount for any period of time if the period is at least 20 days and if the decrease is irrevocable during the period. Whenever the Conversion Price is so decreased, the Corporation shall deliver or mail to holders of record of shares of Series B Convertible Preferred Stock a notice of the decrease at least 15 days before the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period it will be in effect.

                  (e) Notice to Holders Prior to Certain Corporate Actions. In case:

                                    (i) the  Corporation  shall  take any action
                           which would require an adjustment in the Conversion Price pursuant to Section 5(d)(iii); or

                                    (ii) Kinross shall authorize the granting to
                           the holders of the Kinross Stock generally of rights, options, or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                                    (iii) there shall be any  reorganization  or
                           reclassification of the Kinross Stock (other than a subdivision or combination of the outstanding Kinross Stock and other than a change in the par value of the Kinross Stock), or any consolidation or merger to which Kinross is a party or any statutory exchange of securities with another corporation and for which approval of any stockholders of Kinross is required, or any sale, lease, or transfer of all or substantially all of the assets of Kinross; or

                                    (iv)   there   shall  be  a   voluntary   or
                           involuntary dissolution, liquidation, or winding up of the Corporation;

                  then in each such case, the Corporation shall cause to be delivered or mailed by first class mail, postage prepaid, to the holders of shares of Series B Convertible Preferred Stock and its stock transfer agent, as promptly as possible, but in any event at least 20 days prior to the applicable date hereinafter specified, a written notice stating (i) the date on which a record is to be taken for the purpose of such action or granting of rights, options, or warrants, or, if a record is not to be taken, the date as of which the holders of Kinross Stock of record to be entitled to such distribution, rights, options, or warrants are to be determined, or (ii) the date on which such reorganization, reclassification, consolidation, merger, statutory exchange, sale, lease, transfer, dissolution, liquidation, or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Kinross Stock of record shall be entitled to exchange their shares of Kinross Stock for securities, cash, or other property deliverable upon such reorganization, reclassification, consolidation, merger, statutory exchange, sale, lease, transfer, dissolution, liquidation, or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity or the proceedings described in subsection (i), (ii), (iii), or
                  (iv) of this Section 5(e).

                  (f) Transfer Taxes, Etc. The Corporation shall pay any and all documentary stamp, issue, or transfer taxes, and any other similar taxes payable in respect of the issue or delivery of shares of Kinross Stock upon conversion of shares of Series B Convertible Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Kinross Stock in a name other than that of the holder of the shares of Series B Convertible Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (g) Consolidation or Merger or Sale of Assets. Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which Kinross is a party (other than a merger or consolidation in which Kinross is the continuing corporation), or in case of any sale, lease, or transfer to another corporation of the property of Kinross as an entirety or substantially as an entirety, then lawful provision shall be made by the corporation formed by such consolidation or the corporation whose securities, cash, or other property immediately after the merger or consolidation will be owned, by virtue of the merger of consolidation, by the holders of Common Stock immediately prior to the merger or consolidation, or the corporation which shall have acquired such assets or securities of the Corporation (collectively the "Formed, Surviving, or Acquiring Corporation"), as the case may be, providing that the holder of each share of Series B Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of securities, cash, or other property receivable upon such consolidation, merger, sale, lease, or transfer by a holder of the number of shares of Kinross

         Stock into which such share of Series B Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, sale, lease, or transfer assuming such holder of Kinross Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash, or other property receivable upon such consolidation, merger, sale, lease, or transfer (provided that, if the kind or amount of securities, cash, or other property receivable upon such consolidation, merger, sale, lease, or transfer is not the same for each share of Kinross Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 5(g), the kind and amount of securities, cash, or other property receivable upon such consolidation, merger, sale, lease, or transfer for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The Formed, Surviving, or Acquiring Corporation, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent documents to the end that the provisions set forth in this Section 5(g) shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Series B Convertible Preferred Stock.

                  The above  provisions  of this  Section  5(g) shall  similarly
         apply  to  successive   consolidations,   mergers,  sales,  leases,  or
         transfers.

                  (h) Covenant as to Kinross Stock. The Corporation covenants that all shares of Kinross Stock which may be delivered upon conversions of shares of Series B Convertible Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

         (6)      Voting Rights.

                  (a) General. The holders of Series B Convertible Preferred Stock shall be entitled to 1.4 votes for each share of Series B Convertible Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote. Except as otherwise provided herein or by applicable law, the holders of shares of Series B Convertible Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

                  (b) Additional Voting Rights. Whenever dividends on the Series B Convertible Preferred Stock shall be in arrears in an amount equal to at least six quarterly dividend payments (whether or not consecutive),
         (i) the number of members of the Board of Directors of the Corporation shall be increased by two, effective as of the time of election of such directors as hereinafter provided, and (ii) the holders of the Series B Convertible Preferred Stock (voting as a class together with all other affected classes or series of the Parity Dividend Stock upon which like voting rights have been conferred and are exercisable) will have the exclusive right to vote for and elect such two additional directors of the Corporation at any meeting of stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. The right of the holders of the Series B Convertible Preferred Stock to vote for such two additional directors shall terminate when all accrued and unpaid dividends on the Series B Convertible Preferred Stock have been declared and paid or set apart for payment. The term of office of all directors so elected shall terminate immediately upon the termination of the right of the holders of the Series B Convertible Preferred Stock and such Parity Dividend stock to vote for such two additional directors.

                  The foregoing right of the holders of the Series B Convertible Preferred Stock with respect to the election of two directors may be exercised at any annual meeting of stockholders or at any special meeting of stockholders held for such purpose. If the right to elect directors shall have accrued to the holders of the Series B Convertible Preferred Stock more than 90 days preceding the date established for the next annual meeting of stockholders, the President of the Corporation shall, within 20 days after the delivery to the Corporation at its principal office of a written request for a special meeting signed by the holders of at least ten percent (10%) of the Series B Convertible Preferred Stock then outstanding, call a special meeting of the holders of the Series B Convertible Preferred Stock to be held within 60 days after the delivery of such request for the purpose of electing such additional directors.

                  The holders of the Series B Convertible Preferred Stock and any such Parity Dividend Stock referred to above voting together shall have the right to remove without cause at any time and replace any directors such holders have elected pursuant to this Section 6.

                  (c) Class Voting Rights. So long as the Series B Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 66-2/3 percent of all outstanding shares of Series B Convertible Preferred stock (unless the vote or consent of a greater percentage is required by applicable law or these Articles of Incorporation, as amended, of the Corporation), voting separately as a class, (i) amend, alter, or repeal (by merger, consolidation, or otherwise) any provision of these Articles of Incorporation, as amended, or the Bylaws of the Corporation, as amended, so as to affect adversely the relative rights, preferences, qualifications, limitations, or restrictions of the Series B Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Series B Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution, or winding up of the Corporation or (iii) effect any reclassification of the Series B
         Convertible Preferred Stock. A class vote on the part of the Series B Convertible Preferred Stock, without limitation, specifically shall not be deemed to be required (except as otherwise required by law or resolution of the Board of Directors of the Corporation) in connection with: (a) the authorization, issuance, or increase in the authorized amount of any shares of any other class or series of stock that ranks junior to, or on a parity with, the Series B Convertible Preferred Stock in respect of the payment of dividends and upon liquidation, dissolution, or winding up of the Corporation; or (b) the authorization, issuance, or increase in the amount of any notes, bonds, mortgages, debentures, or other obligations of the Corporation not convertible into or exchangeable, directly or indirectly, for stock ranking prior to the Series B Convertible Preferred stock in respect of the payment of dividends or upon liquidation, dissolution, or winding up of the Corporation.

         (7) Outstanding Shares. For purposes of these Articles of Incorporation, all shares of Series B Convertible Preferred Stock shall be deemed outstanding except (i) from the date fixed for redemption pursuant to
Section 4, all shares of Series B Convertible Preferred Stock that have been so called for redemption under Section 4 if the cash necessary for payment of the Redemption Price irrevocably has been set aside; (ii) from the date of surrender of certificates representing shares of Series B Convertible Preferred Stock, all shares of Series B Convertible Preferred Stock converted into Kinross Stock; and
(iii) from the date of registration of transfer, all shares of Series B Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

         (8) No Other Rights and Powers. The shares of Series B Convertible Preferred Stock shall not have any relative, participating, optional, or other special rights and powers other than as set forth herein.

         (9) Preemptive Rights. The Series B Convertible Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         (10) Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such changes as shall be necessary to render the provision in question effective and valid under applicable law.

                                    ARTICLE 5

         The governing board of this Corporation shall be known as directors. The number of directors constituting the initial Board of Directors is one (1); thereafter, the number of directors shall be determined by the Bylaws. The name and address of the initial director who is to serve as such until the first annual meeting of shareholders, or until his successor is elected and has qualified, subject, however, to prior death, resignation, retirement, disqualification, or removal from office is:

                                 Arthur H. Ditto
                            57th Floor, Scotia Plaza
                               40 King Street West
                            Toronto, Ontario M3H 3Y2
                                     Canada

                                    ARTICLE 6

         The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation.

                                    ARTICLE 7

         A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Statutes as currently in effect or as the same may hereafter be amended.

         No amendment, modification, or repeal of this Article 7 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification, or repeal.

                                    ARTICLE 8

         The Corporation reserves the right at any time and from time to time to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article 8.

                                   ARTICLE 9

         The Corporation elects not to be governed by Sections 78.411 to 78.444 of the Nevada Revised Statutes.


                                    ARTICLE 10

         The name and address of the incorporator signing these Articles of Incorporation is as follows:

                                 Arthur H. Ditto
                            57th Floor, Scotia Plaza
                               40 King Street West
                            Toronto, Ontario M3H 3Y2
                                     Canada




                                                  -----------------------------
                                                  Arthur H. Ditto, Incorporator

           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

         The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above-named corporation.

                                     The Corporation Trust Company of Nevada

                                     By:
                                         ---------------------------------
                                     Date:
                                          --------------------------------

                                                                      APPENDIX C

                                 KINAM GOLD INC.

                                     BY-LAWS

                                    ARTICLE I
                                  Stockholders

         Section 1.1 Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place either within or without the State of Nevada as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 1.2 Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any; the Vice Chairman of the Board, if any; the President or the Board of Directors, to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request of stockholders who together own of record a majority of the outstanding stock of each class entitled to vote at such meeting. Such written request must state the purpose of the meeting.

         Section 1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         Section 1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the articles of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any; or in his absence, by the Vice Chairman of the Board, if any; or in his absence by the President, or in his absence by the Executive Vice President, if any; or in his absence by a Vice President; or in the absence of the foregoing persons, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the Chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 1.7 Voting; Proxies. Unless otherwise provided in the articles of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporation action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the articles of incorporation or these by-laws, be decided by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the articles of incorporation) the Board of Directors may require a larger vote upon any election or question.

         Section 1.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting or more than sixty days prior to any other action, as applicable. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given; or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         Section 1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make available, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting; or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the articles of incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         Section 1.11 Inspectors of Election. Prior to any meeting of stockholders, the Board of Directors or the President shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no such inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation; and, they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

                                   ARTICLE II
                               Board of Directors

         Section 2.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by the Board of Directors, except as may be otherwise provided by law or in the articles of incorporation. The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board or by the stockholders. Directors need not be stockholders.

         Section 2.2 Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the annual meeting of stockholders next succeeding his election and until his successor is elected and qualified or until his earlier resignation or removal. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or the Nominating Committee of the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been timely given to the Secretary of the Corporation. To be timely, a stockholder's notice must be received at the principal executive office of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the number of shares of the Corporation owned of record and beneficially by the stockholder; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         Any director may resign at any time upon written notice to the Board of Directors or to the President or Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective. The stockholders may remove any director with or without cause at any time. Unless otherwise provided in the articles of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.

         Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board may from time to time determine, and if so determined, notice thereof need not be given.

         Section 2.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board, if any; by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

         Section 2.5 Telephonic Meetings Permitted. Unless otherwise restricted by the articles of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

         Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors, one-third of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the articles of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

         Section 2.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any; or in his absence by the Vice Chairman of the Board, if any; or in his absence by the President, or in his absence, by the Executive Vice President, if any; or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8 Informal Action by Directors. Unless otherwise restricted by the articles of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the

Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 2.9 Powers of Attorney. The Board of Directors may authorize any officer or officers of the Corporation to confer all kinds of powers of attorney upon any person, persons or entities (including power of attorney in favor of lawyers, solicitors or judicial agents, in order to enable them to carry on and perform the legal representation of the Corporation or any of its subsidiaries in connection with any judicial process), with all the faculties and powers that he, she or they may deem necessary or advisable, and also to revoke the same in whole or in part.

                                   ARTICLE III
                                   Committees

         Section 3.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may (but are not required to) unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committees shall have power or authority in reference to amending the articles of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         Section 3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to
Article II of these by-laws.

         Section 3.3 Audit Committee. The Board of Directors shall, by resolution passed by a majority of the entire Board of Directors, designate an Audit Committee to consist of not less than two nor more than five Directors. The Audit Committee shall be comprised solely of directors of the Corporation who are independent of management and free from any relationship that, in the opinion of the Corporation's Board of Directors, would interfere with the exercise of independent judgment as a committee member. No director who is also an officer or employee of the Corporation or of any direct or indirect subsidiary of the Corporation, shall be a member of the Audit Committee. The Board of Directors shall designate one of the members of the Audit Committee as Chairman of the Audit Committee. The Audit Committee shall recommend to the Board the firm of independent public accountants which shall conduct the annual audit of the accounts of the Corporation and the nature and scope of the audit, which shall be in accordance with generally accepted auditing practices; and it shall furnish the Board of Directors with a written report at least annually containing its recommendations and any comments it may desire to make about the financial organization or accounting practices of the Corporation and the qualifications or performance of its past or proposed auditing firm. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve the Audit Committee and the Audit Committee shall not have power to fill any vacancies in such Committee. The Audit Committee shall elect its secretary and may designate such other assistants as it shall from time to time deem necessary. Two members of the Audit Committee shall constitute a quorum for meetings. The Audit Committee shall keep minutes of its meetings, in which minutes shall be recorded all action taken, and such action shall be reported to the Board at the meeting next succeeding such action.

         Section 3.4 Nominating Committee. The Board of Directors shall, by resolution passed by a majority of the entire Board, designate a Nominating Committee to consist of two or more Directors. The Board of Directors shall designate one of the members of the Nominating Committee as Chairman of the Committee. The Nominating Committee shall recommend to the Board prospective members of the Board of Directors. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Nominating Committee and the Nominating Committee shall not have the power to fill any vacancies in such Committee. The Nominating Committee shall elect its secretary and may designate such other assistants as it may from time to time deem necessary. A majority of the members of the Nominating Committee shall constitute a quorum. The Nominating Committee shall keep minutes of its meetings, in which shall be recorded all action taken, and all action of the Nominating Committee shall be reported to the Board at the meeting next succeeding such action.

                                   ARTICLE IV
                                    Officers

         Section 4.1 Officers; Election; Qualification; Term of Office; Resignation; Removal; Vacancies. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President, a Secretary and a Treasurer, and it may, if it so determines, elect from among its members a Chairman of the Board and a vice Chairman of the Board. The Board may also elect a Chief Executive Officer, a Chief Financial Officer, an Executive Vice President, one or more Vice Presidents, one or more Assistant Treasurers, a Controller and one or more Assistant Controllers, and may give any of them such further designations or alternate titles as it considers desirable. Each such officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

         Section 4.2 Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which time he or she shall be present and shall have and may exercise such powers as are, from time to time, assigned by the Board and as may be provided by law.

         Section 4.3 Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned by the Board and as may be provided by law.

         Section 4.4 President. In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation, and such other duties as, from time to time, may be assigned by the Board or as may be provided by law.

         Section 4.5 Executive Vice President. The Executive Vice President, if any, shall, under the direction of the President, share the general charge of the operations of the Corporation. In the absence or inability to act of the President, the Executive Vice President shall act in place of and instead of the President during such absence or inability.

         Section 4.6 Vice Presidents. The Vice President or Vice Presidents, at the request of the President or in the absence of the President and the Executive Vice President (if any) or during their inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or, if such determination is not made by the Board, the President may make such determination; otherwise, any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be assigned by the Board or the President, or as may be provided by law.

         Section 4.7 Secretary. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors and of any committees in a book to be kept for that purpose; shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; shall be custodian of the records of the Corporation; may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same; and, in general, shall perform all duties incident to the office of secretary of a corporation, and such other duties as, from time to time, may be assigned by the Board or the President, or as may be provided by law.

         Section 4.8 Assistant Secretaries. Any one of the Assistant Secretaries may, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. Each Assistant Secretary shall perform such other duties as the Board of Directors may prescribe or as the President may delegate.

         Section 4.9 Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his duties, with such surety or sureties as the Board may determine; shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation and shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation; and, in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as may be assigned by the Board or the President, or as may be provided by law.

         Section 4.10 Assistant Treasurers. Any one of the Assistant Treasurers may, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Each Assistant Treasurer shall perform such other duties as the Board of Directors may prescribe or as the President may delegate.

         Section 4.11 Controller. The Controller shall be the chief accounting officer of the Corporation. The Controller shall keep adequate records of all assets, liabilities and transactions of the Corporation and shall have adequate audits thereof currently and regularly made. In conjunction with other officers, the Controller shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with maximum safety, efficiency and economy. The Controller shall perform all duties incident to the office of controller and such other duties as the Board of Directors may prescribe or as the President may delegate.

         Section 4.12 Assistant Controllers. Any one of the Assistant Controllers may, in the absence or disability of the Controller, perform the duties and exercise the power of the Controller. Each Assistant Controller shall perform such other duties as the Board of Directors may prescribe or as the President may delegate to him.

         Section 4.13 Other Officers. The Board of Directors may from time to time elect such other officers, agents or employees, and may delegate to them such powers and duties as it may deem desirable.

                                    ARTICLE V
                                      Stock

         Section 5.1 Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any; or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by the holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the legal representative of the owner, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI
                          Indemnification and Insurance

         Section 6.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Nevada, as the same exist or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in
Section 6.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada Revised Statutes require, the payment of such expenses incurred by a director, officer or employee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director, officer or employee to repay all amounts so advanced if it shall ultimately be determined that such director, officer or employee is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to agents of the Corporation with the same scope and effect as the foregoing indemnification of directors, officers and employees. For purposes of this Article VI, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger.

         Section 6.2 Right of Claimant to Bring Suit.  If a claim under  Section
6.1 of this Article is not paid in full by the Corporation within thirty days after written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim; and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Nevada law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

         Section 6.3 Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the articles of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.4 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself, any director, officer, employee or agent of the Corporation and any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Revised Statutes.

         Section 6.5 Expenses as a Witness. To the extent that any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

         Section 6.6 Indemnity Agreements. The Corporation may enter into agreements with any director, officer, employee or agent of the Corporation providing for indemnification to the full extent permitted by the laws of Nevada.

                                   ARTICLE VII
                                  Miscellaneous

         Section 7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 7.2 Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         Section 7.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the articles of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the articles of incorporation or these by-laws.

         Section 7.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

         Section 7.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         Section 7.6 Voting Other Stocks. Unless otherwise directed by the Board of Directors, the President or the Executive Vice President or any Vice President or the Secretary or Treasurer may vote any shares of stock issued by another corporation and owned by the Corporation at any stockholders' meeting of such other corporation and the President, the Executive Vice President, any Vice President or the Secretary or Treasurer shall have the authority in behalf of the Corporation to execute and deliver a proxy or proxies for any stockholders' meeting or give any stockholders' consent in respect of the shares of stock of such other corporation owned by the Corporation.

         Section 7.7 Amendment of By-Laws. These by-laws may be altered or repealed and new by-laws made by the Board of Directors, but the stockholders may make additional by-laws and may alter or repeal any by-law whether or not adopted by them.